CENTER COAST MLP FOCUS FUND
A series of the Investment Managers Series Trust

SUPPLEMENT DATED JULY 19, 2011
TO THE PROSPECTUS DATED DECEMBER 31, 2010, AND
SUMMARY PROSPECTUS DATED MARCH 16, 2011

Please file this Supplement with your records.

The following replaces the section entitled “Fees and Expenses” on page 1 of the Prospectus and Summary Prospectus:

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Fund.  More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – A Shares” on page 27 of the Prospectus.
Shareholder Fees (fees paid directly from your investment)	A Shares	C Shares	Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%(1)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase or redemption proceeds)	1.00%(2)	1.00%(3)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	1.00%	1.00%	1.00%
Wire fee or overnight check delivery fee	$15	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees Distribution and/or service (12b-1) fees	1.00% 0.25%	1.00% 1.00%	1.00% None
Other expenses (4)	1.02%	1.02%	1.02%
Total annual fund operating expenses	2.27%	3.02%	2.02%
Fee waiver and/or expense reimbursements (5)	(0.77%)	(0.77%)	(0.77%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (5)	1.50%	2.25%	1.25%

1	No initial sales charge is applied to purchases of $1 million or more.
2	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
4	“Other expenses” have been estimated for the current fiscal year.
5
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively.  This agreement is in effect until December 31, 2011, and may be terminated by the Trust’s Board of Trustees at any time.  The Fund’s advisor is permitted to seek reimbursement from the Fund of previously waived fees or expenses reimbursed to the Fund for three years from the date such fees were waived or expenses were reimbursed, provided that such reimbursement to the advisor does not cause the Fund to exceed its current expense limit or the expense limit in place at the time of such waiver or reimbursement of Fund expenses.

The following paragraph replaces the paragraph entitled “Redemption Fee” on page 24 of the Prospectus:

Redemption Fee. The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 30 days from the date of purchase. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the earliest purchase date of shares held in the account is used to determine applicability of redemption fees. The Fund reserves the right to waive redemption fees, withdraw waivers, or otherwise modify the terms of or terminate the redemption fee in its discretion at any time, to the extent permitted by law.